UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 30, 2019 (July 24, 2019)
CNX Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center
1000 CONSOL Energy Drive Suite 400
Canonsburg, Pennsylvania 15317

(Address of principal executive offices)
(Zip code)

Registrant's telephone number, including area code:
(724) 485-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock ($.01 par value)	CNX	New York Stock Exchange
Preferred Share Purchase Rights	--	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

 Item 2.02 Results of Operations and Financial Condition.

CNX Resources Corporation ("CNX" or the "Company") issued a press release on July 30, 2019 announcing its 2019 second quarter results. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this Item 2.02 by reference.

The information furnished pursuant to this Item 2.02 and Item 7.01, including Exhibit 99.1, are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Operating Officer

On July 24, 2019, Mr. Timothy C. Dugan, Executive Vice President and Chief Operating Officer (“COO”) of CNX and COO of CNX Midstream GP LLC (the “General Partner”), the general partner of CNX Midstream Partners LP, determined that he will retire from CNX and the General Partner, effective December 31, 2019. CNX, through its wholly-owned subsidiary CNX Gathering LLC, controls the General Partner. In connection with this announcement and effective July 30, 2019, Mr. Chad A. Griffith will assume the roles of COO of CNX and the General Partner, while retaining the roles of Vice President of CNX and President of the General Partner. From July 30, 2019 through year-end, Mr. Dugan will be an Executive Vice President of CNX and the General Partner, serving as a special advisor to Operations to assist with the transition of roles to Mr. Griffith.

Immediately prior to these new roles, Mr. Griffith, age 42, served as Vice President, Commercial and Vice President of Marketing of CNX and President of the General Partner. Mr. Griffith served as the Director of Marketing of CNX from November 2015 to January 2018. He was the Director of Diversified Business Units from April 2014 to November 2015. Prior to that role, Mr. Griffith held several positions with the Land Department at CNX, including the Director of Title and Land Services. Since February 2019, he has served on the board of directors of the General Partner. Mr. Griffith started working for CNX in 2011 and holds a bachelor’s degree from Frostburg State University, a law degree from West Virginia University College of Law, and an M.B.A. from Carnegie Mellon University’s Tepper School of Business. Mr. Griffith is a licensed attorney in Maryland and licensed but inactive in West Virginia.

As a result of his new roles at CNX and the General Partner, and effective July 30, 2019, Mr. Griffith will be entitled to a base salary of $325,000, a target short-term incentive compensation (“STIC”) opportunity of 60% of his base salary, or $195,000, pursuant to the Company’s Executive Annual Incentive Plan for 2019, and in 2020, a target long-term incentive compensation (“LTIC”) opportunity of $1,000,000. Mr. Griffith’s STIC and LTIC payouts will be based upon the achievement of Company’s performance objectives as approved by the Company’s Compensation Committee of the Board of Directors.

There are no arrangements or understandings between Mr. Griffith and any other persons pursuant to which Mr. Griffith was named Vice President and COO of the Company. Mr. Griffith does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to become a director or executive officer. Mr. Griffith does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

Chief Excellence Officer

Also effective on July 30, 2019, Mr. Olayemi Akinkugbe, age 45, will serve as the Executive Vice President and Chief Excellence Officer of CNX. As the Executive Vice President and Chief Excellence Officer of CNX, Mr. Akinkugbe will oversee the Company’s operational- and corporate-support functions.

Prior to assuming this role, Mr. Akinkugbe served as Director Virginia Operations, a role he assumed in July 2018. Mr. Akinkugbe served as Director Business Development from September 2017 through July 2018, General Manager - Planning and Petroleum Reserves from February 2014 through September 2017, and served in various other positions, including with the Engineering Department, throughout his tenure at CNX, which started in 2003. Mr. Akinkugbe holds a Master’s degree in Engineering from West Virginia University and an M.B.A. from Carnegie Mellon University’s Tepper School of Business.

As the Executive Vice President and Chief Excellence Officer, and effective July 30, 2019, Mr. Akinkugbe will be entitled to a base salary of $250,000 and a target STIC opportunity of 60% of his base salary, or $150,000, pursuant to the Company’s Executive Annual Incentive Plan for 2019, and a target LTIC opportunity of $250,000. Mr. Akinkugbe’s STIC and LTIC payouts will be based upon the achievement of Company’s performance objectives as approved by the Company’s Compensation Committee of the Board of Directors.

There are no arrangements or understandings between Mr. Akinkugbe and any other persons pursuant to which Mr. Akinkugbe was named Executive Vice President and Chief Excellence Officer of the Company. Mr. Akinkugbe does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to become a director or executive officer. Mr. Akinkugbe does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K

General

Mr. Nicholas J. DeIuliis will remain as the Chief Executive Officer and President of CNX and the Chief Executive Officer of the General Partner. Mr. Donald Rush will remain as the Executive Vice President and Chief Financial Officer of CNX and the Chief Financial Officer of the General Partner.

Item 7.01 Regulation FD

The information set forth under Item 2.02 is incorporated into this Item 7.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press release of CNX Resources Corporation dated July 30, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX RESOURCES CORPORATION

By:    /s/ Donald W. Rush
Donald W. Rush
Chief Financial Officer and Executive Vice President

Dated: July 30, 2019